[GRAPHIC OMITTED]

Smith Barney
Small Cap Blend
Fund, Inc.

-------------
ANNUAL REPORT
-------------

December 31, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day(R).

Smith Barney Small Cap
Blend Fund, Inc.

================================================================================

The Smith Barney Small Cap Blend Fund, Inc. ("Fund") seeks long-term capital appreciation by investing primarily in the common stock of companies with relatively small market capitalizations.

Smith Barney Small Cap Blend Fund, Inc.
Average Annual Total Returns
December 31, 1998

                                               Without Sales Charges(1)
                                   ---------------------------------------------
                                   Class A(2)        Class B          Class L(3)
================================================================================
One-Year                            (1.31)%          (2.07)%             (1.99)%
--------------------------------------------------------------------------------
Five-Year                           12.53              N/A                 N/A
--------------------------------------------------------------------------------
Since Inception+                    10.04             9.22                9.74
================================================================================

                                               Without Sales Charges(1)
                                   ---------------------------------------------
                                   Class A(2)        Class B          Class L(3)
================================================================================
One-Year                            (6.24)%          (6.91)%             (3.96)%
--------------------------------------------------------------------------------
Five-Year                           11.38             N/A                 N/A
--------------------------------------------------------------------------------
Since Inception+                     9.40             6.73                9.04
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value.

(2) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. Current total return information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements.

(3)   On June 12, 1998, Class C shares were renamed Class L shares.

(4) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997 dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the current maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase. All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are January 23, 1990, June 25, 1997 and June 24, 1997, respectively. The Fund operated as a closed-end fund until June 23, 1997.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

In the management of this Fund, we do not try to time the market by moving in and out of stocks and into cash. Neither do we try to guess which industry groups will set the world on fire based on economic expectations. Moreover, we do not favor one kind of stock-selection style at the expense of others. While any one of these approaches may work from time to time, they may tend to run hot and cold. Periods of good performance can be followed by dry spells. With the Small Cap Blend Fund, our goal is to deliver more consistent performance relative to the market for small-cap stock investing.

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter............................................ 1

Historical Performance........................................ 3

Smith Barney Small Cap Blend Fund, Inc.
at a Glance................................................... 5

Schedule of Investments....................................... 6

Statement of Assets and Liabilities.......................... 11

Statement of Operations...................................... 12

Statements of Changes in Net Assets.......................... 13

Notes to Financial Statements................................ 14

Financial Highlights......................................... 18

Tax Information.............................................. 19

Independent Auditors' Report................................. 20

Additional Shareholder Information........................... 21

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]             [PHOTO OMITTED]

HEATH B.                    SANDIP A.
MCLENDON                    BHAGAT, CFA

Chairman                    Vice President

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Small Cap Blend Fund, Inc. ("Fund") for the year ended December 31, 1998. A detailed summary of performance and current holdings can be found in the sections that follow.

A Style Pure Fund

The Smith Barney Small Cap Blend Fund is a Style Pure Fund. The mutual funds in the Style Pure Series are Smith Barney Mutual Funds that are the basic building blocks of asset allocation. Except for maintaining minimal amounts of cash or under extraordinary market conditions, each Style Pure Series Fund is totally invested 100% of the time within its designated asset class and its designated investment style.

Performance Update and Investment Strategy

For the year ended December 31, 1998, the Fund's Class A shares returned a negative 1.31% without sales charges. In comparison, the Russell 2000 Index had a return of a negative 2.55% during the same period. (The Russell 2000 Index is a broad-based index representing small-sized U.S. companies.) Through its stated focus on small-cap stocks, the Small Cap Blend Fund performed in line with the Russell 2000 Index. As we discuss in greater detail in the following sections, small-capitalization stocks continued to lag their large-cap counterparts during the reporting period and the Fund's performance reflected this trend of small-cap underperformance.

In the management of this Fund, we do not try to time the market by moving in and out of stocks and into cash. Neither do we try to guess which industry groups will set the world on fire based on economic expectations. Moreover, we do not favor one kind of stock-selection style at the expense of others. While any one of these approaches may work from time to time, they may tend to run hot and cold. Periods of good performance can be followed by dry spells. With the Smith Barney Small Cap Blend Fund, our goal is to deliver more consistent performance relative to the market for small-cap stock investing.

In the quantitative stock selection model employed in the Fund, we ask three basic questions about the small-cap companies we follow: "Are earnings growing at a steady and consistent pace?" "Is the stock valuation attractive relative to potential earnings growth and when compared with other similar companies?" And, finally, "Is the recent price trend likely to persist?" If the answer to all of these questions is "yes," we then apply fundamental research based on our understanding of each company's business prospects and management. If a stock passes all of these tests, then it is likely to be overweighted in the Fund's portfolio relative to the Russell 2000 Index.

To briefly review our investment style, the Fund is managed to achieve two broad investment objectives. First, the Fund seeks to provide investors with reliable exposure to the small-cap universe. Second, the Fund seeks to achieve consistent outperformance relative to this broad universe. The Fund attempts to fulfill both of these missions at the same timeby combining the reliability of relative performance tied to an index and the value-added benefits of active management.

The performance of the U.S. stock market in 1998 proved yet again that interest rate changes and liquid-


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        1
ity flows may have a more dominant influence on stock prices than most other factors. In a year where earnings growth was close to zero, most measures of the U.S. stock market rose by over 20%. Declining interest rates, which fell from 5.9% to 5.1%, have triggered a significant expansion in the market P/E multiple. The upward pressure on stock prices has been further amplified by strong money flows as yields on alternative investments have dwindled.

A notable aspect of the stock market performance in 1998 was the divergence in returns across different styles and segments of the market. While the S&P 500 Index rose by roughly 28% in 1998, the Russell 2000 Index of smaller companies actually declined by roughly a negative 2.5%. The gain in large-company growth stocks of 38.7% was well ahead of the 15.4% advance of large-company value stocks and almost out of sight compared to small-company value stocks which fell by a negative 6.5%.

This remarkable spread in relative performance between large- and small-cap stocks and growth and value styles can best be understood in the context of business cycle investing and the unfolding global economic crisis. It is now commonly perceived that the U.S. economy is in the later stages of a muted economic cycle. As overall earnings growth becomes scarce, investors are more willing to reward stable growth companies with higher valuations. The flight to quality precipitated by global turmoil has worked against riskier asset classes such as small-cap stocks. The combination of meager overall earnings growth and the flight to quality trend has worked in favor of large-cap stocks and against small-cap stocks.

Our stock selection process in 1998 was favorable in the technology sector where our positions in Internet stocks such as Lycos and Excite, software companies like Legato Systems and networking companies such as Network Appliance paid off handsomely. We also benefited in the health care sector from our larger positions in Watson Pharmaceuticals and Arterial Vascular. Our most disappointing performance came in the consumer services and energy sectors. The near-recession panic of the third quarter took a heavy toll on retailers such as Mail-Well, United Stationers and Men's Warehouse. Falling oil prices put significant selling pressure on energy stocks where our positions in Ensco International and Marine Drilling hurt performance.

The sustained underperformance of small-cap stocks has dramatically improved their valuation levels compared to large-cap stocks. At a more fundamental level, small-cap stocks have also seen more upward earnings revisions than large-cap stocks. Despite these attractive fundamentals, we believe that the key to the prospects for small-cap stocks remain at the macro level. Continued easing by central banks may help the stock market in general and small-cap stocks in particular. Small-cap stocks perform well in the early stages of the economic cycle and the recent Fed action promotes the likelihood of an eventual economic and earnings recovery.

Thank you for investing in the Smith Barney Small Cap Blend Fund. We encourage you to visit our Web site at www.smithbarney.com. In closing, we look forward to helping you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Sandip A. Bhagat, CFA

Heath B. McLendon                   Sandip A. Bhagat, CFA
Chairman                            Vice President

January 27, 1999


--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares(1)
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning             End               Income                Capital Gain             Total
Year Ended                           of Year            of Year            Dividends              Distributions           Returns(2)
====================================================================================================================================
12/31/98                             $13.68             $13.35               $0.00                    $0.16                (1.31)%
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                              12.30              13.68                0.04                     1.98                28.25
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                              12.15              12.30                0.04                     2.00                20.56
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                              11.78              12.15                0.11                     1.94                18.90
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                              12.50              11.78                0.05                     0.09                (4.36)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                              11.49              12.50                0.01                     0.00                 8.90
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                              10.34              11.49                0.05                     0.00                11.71
------------------------------------------------------------------------------------------------------------------------------------
12/31/91                               9.32              10.34                0.14                     0.79                22.69
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/90                11.12               9.32                0.37                     0.00               (12.66)+
====================================================================================================================================
  Total                                                                      $0.81                    $6.96
====================================================================================================================================

--------------------------------------------------------------------------------
  Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning             End               Income                Capital Gain             Total
Year Ended                           of Year            of Year            Dividends              Distributions           Returns(2)
====================================================================================================================================
12/31/98                             $13.52             $13.09               $0.00                    $0.16                (2.07)%
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97                13.34              13.52                0.01                     1.98                16.73+
====================================================================================================================================
  Total                                                                      $0.01                    $2.14
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning             End               Income                Capital Gain             Total
Year Ended                           of Year            of Year            Dividends              Distributions           Returns(2)
====================================================================================================================================
12/31/98                             $13.51             $13.09               $0.00                    $0.16                (1.99)%
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97                13.24              13.51                0.01                     1.98                17.53+
====================================================================================================================================
  Total                                                                      $0.01                    $2.14
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    -------------------------
                                    Beginning             End               Income                Capital Gain             Total(2)
Year Ended                           of Year            of Year            Dividends              Distributions           Returns(2)
====================================================================================================================================
12/31/98                             $13.63             $13.34               $0.03                    $0.16                (0.80)%
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97                13.87              13.63                0.04                     0.00                (1.42)+
====================================================================================================================================
  Total                                                                      $0.07                    $0.16
====================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        3

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                    Without Sales Charges(2)
                                                     --------------------------------------------------------------
                                                     Class A(1)         Class B          Class L           Class Y
===================================================================================================================
Year Ended 12/31/98                                   (1.31)%           (2.07)%          (1.99)%           (0.80)%
------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/98                             12.53               N/A              N/A               N/A
------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/98                           10.04              9.22             9.74             (1.84)
===================================================================================================================

                                                                      With Sales Charges(3)
                                                     --------------------------------------------------------------
                                                     Class A(1)         Class B          Class L           Class Y
===================================================================================================================
Year Ended 12/31/98                                   (6.24)%           (6.91)%          (3.96)%           (0.80)%
------------------------------------------------------------------------------------------------------------------
Five Years Ended 12/31/98                             11.38               N/A              N/A               N/A
------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/98                            9.40              6.73             9.04             (1.84)
===================================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                      Without Sales Charges(2)
================================================================================
Class A (Inception* through 12/31/98)                        135.25%
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/98)                         14.32
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/98)                         15.18
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/98)                         (2.21)
================================================================================

(1) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to a Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter, at net asset value.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the current maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.


--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A Shares of the Smith Barney Small Cap Blend Fund, Inc. vs. Russell 2000 Index and Russell 2500 Index+
--------------------------------------------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

                             [PLOT POINTS TO COME]

                             Smith Barney
                               Small Cap            Russell      Russell
                             Blend Fund Inc        2000 Index++  2500 Index++
                             --------------        ----------    ----------
                1/23/90
                12/90
                12/91
                12/92
                12/93
                12/94
                12/95
                12/96
                12/97
                12/31/98


+ Hypothetical illustration of $10,000 invested in the Fund at inception on January 23, 1990, assuming reinvestment of dividends and capital gains, if any, through December 31, 1998. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund's dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value at inception. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 2500 Index is comprised of 2,500 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

++ It is the opinion of management that the Russell 2000 Index more accurately reflects the current composition of the Smith Barney Small Cap Blend Fund, Inc. than the Russell 2500 Index. In the future reporting, the Russell 2000 Index will be used as a basis of comparison of total return performance rather than the Russell 2500 Index.

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

  [The following table was depicted as a line chart in the printed material.]

Autos & Transportation                  5.2%
Consumer Discretionary                 20.0%
Consumer Staples                        1.9%
Financial Services                     13.9%
Health Care                            10.4%
Integrated Oil                          0.7%
Materials & Processing                  7.9%
Other Energy                            1.5%
Producer Durables                       5.8%
Real Estate                             6.6%
Technology                             20.2%
Utilities                               5.9%

Top Ten Holdings*
--------------------------------------------------------------------
 1. Legato Systems, Inc.                                    1.4%
--------------------------------------------------------------------
 2. International Network Services                          1.1
--------------------------------------------------------------------
 3. Network Appliance, Inc.                                 1.1
--------------------------------------------------------------------
 4. Comverse Technology, Inc.                               1.0
--------------------------------------------------------------------
 5. Dycom Industries, Inc.                                  1.0
--------------------------------------------------------------------
 6. VISX, Inc.                                              0.9
--------------------------------------------------------------------
 7. Semtech Corp.                                           0.9
--------------------------------------------------------------------
 8. Briggs & Stratton Corp.                                 0.9
--------------------------------------------------------------------
 9. Lycos, Inc.                                             0.8
--------------------------------------------------------------------
10. Vitesse Semiconductor Corp.                             0.8
--------------------------------------------------------------------
* As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        5

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1998
--------------------------------------------------------------------------------

    SHARES                          SECURITY                           VALUE
================================================================================
COMMON STOCK -- 94.8%

Autos & Transportation -- 4.9%
    51,000       Airborne Freight Corp.                             $ 1,839,188
    31,600       Arvin Industries, Inc.                               1,317,325
    44,000       Avondale Industries, Inc.*                           1,276,000
    32,800       CNF Transportation, Inc.                             1,232,050
    61,200       Mesaba Holdings, Inc.*                               1,262,249
    35,400       Motivepower Industries, Inc.*                        1,139,437
    39,800       Navistar International Corp.*                        1,134,300
    45,800       SkyWest, Inc.                                        1,497,087
    43,200       Superior Industries International, Inc.              1,201,500
    67,550       Swift Transportation Co., Inc.*                      1,893,511
--------------------------------------------------------------------------------
                                                                     13,792,647
--------------------------------------------------------------------------------
Consumer Discretionary -- 19.0%
    25,400       Abacus Direct Corp.*                                 1,155,700
    22,100       Abercrombie & Fitch Co.*                             1,563,575
    37,300       Action Performance Companies, Inc.*+                 1,319,487
    52,900       ADVO Inc.*                                           1,395,237
    44,200       AnnTaylor Stores Corp.*+                             1,743,137
    37,600       Apollo Group, Inc., Class A Shares*                  1,273,700
    45,300       Bed Bath & Beyond, Inc.*                             1,545,862
    68,600       Bob Evans Farms, Inc.                                1,787,887
    29,800       Brinker International, Inc.*                           860,475
    77,300       The Cato Corporation, Class A Shares                   760,922
    17,000       CMGI Inc.*+                                          1,810,500
    32,300       Coach USA, Inc.*                                     1,120,406
    49,000       Complete Business Solutions*                         1,659,875
    30,340       Consolidated Graphics, Inc.*                         2,049,846
    30,900       Cort Business Services Corp.*                          749,325
    26,900       Cox Radio, Inc.*                                     1,136,525
    50,300       Daisytek International Corp.*                          955,700
    54,400       Data Processing Resources Corp.*                     1,591,200
    82,900       Family Dollar Stores, Inc.                           1,823,800
    76,930       Foodmaker, Inc.*                                     1,697,268
    60,900       Fossil, Inc.*                                        1,750,875
    52,100       Furniture Brands International, Inc.*                1,419,725
    47,300       Guitar Center, Inc.*                                 1,164,763
    22,800       Heftel Broadcasting Corp., Class A Shares*           1,122,900
    54,300       International Game Technology                        1,320,168
    22,900       Jacor Communications Inc.*+                          1,474,187
    15,900       Lason, Inc.*                                           925,181
    71,200       Mail-Well, Inc.*                                       814,350
    47,180       The Men's Wearhouse, Inc.*                           1,497,965
    30,100       Meredith Corp.                                       1,140,038
    38,100       Pacific Sunwear of California, Inc.*                   623,887
    29,100       Pillowtex Corp.                                        778,425
    42,300       Renters Choice, Inc.*                                1,343,025
    52,531       Romac International Inc.*                            1,168,815
    39,700       Safeskin Corp.*+                                       957,763
    56,900       Silverleaf Resorts, Inc.*                              529,881
    35,600       Snyder Communications, Inc.*+                        1,201,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    SHARES                          SECURITY                           VALUE
================================================================================
Consumer Discretionary -- 19.0% (continued)
    60,350       Sonic Corp.*                                       $ 1,501,205
    46,600       Speedway Motorsports, Inc.*                          1,328,100
    60,800       Trans World Entertainment Corp.*                     1,159,000
    41,500       United Stationers, Inc.*                             1,079,000
    59,600       Vistana, Inc.*                                         834,400
--------------------------------------------------------------------------------
                                                                     53,135,580
--------------------------------------------------------------------------------
Consumer Staples -- 1.8%
    25,800       Canandaigua Brands, Inc.*                            1,491,562
    44,700       Earthgrains Company                                  1,382,906
    42,700       IBP Inc.                                             1,243,638
    51,000       Pilgrim's Pride Corp.                                1,016,812
--------------------------------------------------------------------------------
                                                                      5,134,918
--------------------------------------------------------------------------------
Energy -- 1.4%
    49,300       Barrett Resources Corp.*                             1,183,200
    83,800       ENSCO International, Inc.                              895,613
    95,100       Marine Drilling Companies, Inc.*                       731,081
    51,300       Newfield Exploration Co.*                            1,070,888
--------------------------------------------------------------------------------
                                                                      3,880,782
--------------------------------------------------------------------------------
Financial Services -- 13.2%
    35,775       Associated Banc-Corp                                 1,223,058
    21,200       Astoria Financial Corp.                                969,900
    61,910       Brenton Banks, Inc.                                  1,036,993
    24,900       CCB Financial Corp.                                  1,419,300
    23,000       CMAC Investment Corp.+                               1,056,563
    22,800       Centura Banks, Inc.                                  1,695,750
    34,100       City National Corp.                                  1,419,413
    47,800       Dime Bancorp, Inc.                                   1,263,713
    70,800       Doral Financial Corp.                                1,566,450
    64,800       Eaton Vance Corp.                                    1,352,700
    59,300       Enhance Financial Services Group, Inc.+              1,779,000
    38,900       EVEREN Capital Corp.+                                  884,975
    32,500       Everest Reinsurance Holdings, Inc.                   1,265,468
    48,970       Fidelity National Financial, Inc.+                   1,493,585
    25,400       Financial Security Assurance Holdings, Ltd.+         1,377,950
    53,000       Firstfed Financial Corp.*                              947,375
    36,600       GBC Bancorp                                            942,450
    43,800       HCC Insurance Holdings, Inc.                           771,975
    25,750       Liberty Financial Companies, Inc.                      695,250
    33,660       Medical Assurance, Inc.*                             1,112,884
    38,500       Mercantile Bankshares Corp.                          1,482,250
    28,266       Mutual Risk Management, Ltd.+                        1,105,907
    80,700       National Commerce Bancorporation                     1,518,169
    71,500       Peoples Heritage Financial Group, Inc.               1,430,000
    97,775       Republic Bancorp, Inc.                               1,332,184
    47,300       20th Century Industries                              1,096,768
    51,500       United Bankshares, Inc.                              1,364,750
    36,400       Westamerica Bancorporation                           1,337,700
    31,600       Zions Bancorporation                                 1,971,050
--------------------------------------------------------------------------------
                                                                     36,913,530
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    SHARES                          SECURITY                           VALUE
================================================================================
Health Care -- 9.9%
     8,584       Allergan, Inc.                                      $  555,814
    31,200       Alpharma, Inc.                                       1,101,750
    25,900       Arterial Vascular Engineering, Inc.*+                1,359,750
    46,300       Bergen Brunswig Corp. Class A                        1,614,713
    34,300       Bindley Western Industries, Inc.                     1,689,275
    34,800       CareMatrix Corporation*+                             1,065,750
    27,500       Centocor, Inc.*                                      1,240,937
    37,600       Curative Health Services, Inc.*                      1,259,600
   252,080       Gensia Sicor Inc.*                                   1,142,238
     9,000       IDEC Pharmaceuticals Corp.*+                           423,000
    52,600       Medical Manager Corp.*                               1,650,325
    16,200       MiniMed, Inc.*                                       1,696,950
    58,900       Protein Design Labs, Inc.*                           1,369,424
    52,490       QuadraMed Corp.*+                                    1,076,044
    39,300       Renal Care Group, Inc.*                              1,132,331
    51,500       Res-Care, Inc.*+                                     1,271,406
    60,500       Roberts Pharmaceutical Corp.*                        1,315,875
    36,500       Trigon Healthcare, Inc.*                             1,361,906
    28,200       VISX, Inc.*                                          2,465,738
    22,200       Watson Pharmaceuticals, Inc.*                        1,395,825
    45,000       Xomed Surgical Products, Inc.*                       1,440,000
--------------------------------------------------------------------------------
                                                                     27,628,651
--------------------------------------------------------------------------------
Integrated Oil -- 0.7%
    30,800       Murphy Oil Corp.                                     1,270,500
    26,900       Ultramar Diamond Shamrock Corp.                        652,325
--------------------------------------------------------------------------------
                                                                      1,922,825
--------------------------------------------------------------------------------
Materials & Processing -- 7.5%
    77,800       AK Steel Holding Corp.                               1,828,300
    50,500       AptarGroup, Inc.                                     1,417,156
    16,700       Bowater Incorporated+                                  692,006
    57,000       Crompton & Knowles Corp.                             1,179,187
    37,400       The Dexter Corp.                                     1,175,763
    50,700       IMCO Recycling, Inc.                                   782,681
    77,530       International Specialty Products, Inc.*              1,051,501
    34,400       Lone Star Industries, Inc.                           1,266,350
    20,700       The Mead Corp.                                         606,768
    70,600       NL Industries, Inc.                                  1,001,638
    25,100       OM Group, Inc.                                         916,150
    37,600       Reliance Steel & Aluminum Co.                        1,038,700
    31,000       Simpson Manufacturing Co., Inc.*                     1,160,563
    64,400       Solutia Inc.                                         1,440,950
    21,500       Southdown, Inc.+                                     1,272,531
    71,700       Tower Automotive, Inc.*                              1,788,019
    42,200       Tredegar Industries, Inc.                              949,500
    26,200       USG Corp.                                            1,334,563
--------------------------------------------------------------------------------
                                                                     20,902,326
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    SHARES                          SECURITY                           VALUE
================================================================================
Producer Durables -- 5.5%
    50,900       Allied Waste Industries, Inc.*                     $ 1,202,513
    37,000       Astec Industries, Inc.*                              2,058,125
     1,400       The B.F. Goodrich Co.                                   50,225
    45,600       Briggs & Stratton Corp.                              2,274,300
    55,900       C&D Technologies, Inc.                               1,537,250
    34,600       Centex Corp.                                         1,559,163
    36,900       Cordant Technologies, Inc.                           1,383,750
    37,000       Gulfstream Aerospace Corp.*+                         1,970,250
    43,500       Jacobs Engineering Group, Inc.*                      1,772,625
    61,400       Lennar Corp.                                         1,550,350
--------------------------------------------------------------------------------
                                                                     15,358,551
--------------------------------------------------------------------------------
Real Estate -- 6.2%
    35,800       Arden Realty Inc.                                      830,113
    42,924       Avalonbay Communities, Inc.                          1,470,146
    28,200       Cousins Properties, Inc.                               909,450
    44,500       EastGroup Properties, Inc.                             820,469
    93,000       Equity Inns Inc.                                       895,125
    37,800       First Industrial Realty Trust, Inc.                  1,013,513
    60,600       Glenborough Realty Trust Inc.                        1,234,725
    26,200       Health Care Property Investors, Inc.                   805,650
    61,500       Liberty Property Trust                               1,514,438
    30,600       Mid-America Apartment Communities, Inc.                694,238
    40,100       NVR, Inc.*                                           1,912,269
    62,600       Nationwide Health Properties, Inc.                   1,349,813
    74,800       Prime Retail, Inc.                                     733,975
    66,230       Reckson Associates Realty Corp.+                     1,469,478
    36,400       Regency Realty Corp.                                   809,900
    25,700       Spieker Properties, Inc.                               889,863
--------------------------------------------------------------------------------
                                                                     17,353,165
--------------------------------------------------------------------------------
Technology -- 19.1%
    23,600       Advent Software, Inc.*                               1,112,150
    17,500       Altera Corp.*                                        1,065,313
    68,100       CIBER Inc.*                                          1,902,544
    15,200       Citrix Systems Inc.*+                                1,475,350
    48,100       Computer Horizons Corp.*                             1,280,663
    43,500       Computer Task Group, Inc.                            1,179,938
    31,700       Comsat Corp.                                         1,141,200
    37,700       Comverse Technology, Inc.*+                          2,676,700
    15,100       DST Systems, Inc.*+                                    861,644
    44,600       Dycom Industries, Inc.*                              2,547,775
    31,600       Envoy Corp.*                                         1,840,700
    52,900       Esterline Technologies*                              1,150,575
    31,500       Excite, Inc.*+                                       1,324,969
    45,100       GeoTel Communications Corp.*                         1,679,975
    52,350       IMRglobal Corp.*                                     1,541,053
    44,600       International Network Services*                      2,965,900
    38,290       Keane, Inc.*+                                        1,529,207
    55,060       Legato Systems, Inc.*                                3,630,519
    40,400       Lycos, Inc.*+                                        2,244,725
    65,100       Network Appliance, Inc.*                             2,929,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1998
--------------------------------------------------------------------------------

    SHARES                          SECURITY                           VALUE
================================================================================
Technology -- 19.1% (continued)
    32,600       Novellus Systems, Inc.*+                           $ 1,613,700
    52,700       Progress Software Corp.*                             1,778,625
    24,400       Sanmina Corp.*                                       1,525,000
    67,100       Semtech Corp.*                                       2,407,213
    34,930       Sterling Commerce, Inc.*                             1,571,850
    27,500       Symbol Technologies, Inc.                            1,758,281
    32,400       Tech Data Corp.*                                     1,304,100
    35,600       Tekelec*                                               589,625
    46,500       Vitesse Semiconductor Corp.*                         2,121,563
    49,300       Xircom, Inc.*                                        1,676,200
    17,000       Xlinix, Inc.*+                                       1,107,125
--------------------------------------------------------------------------------
                                                                      53,533,682
--------------------------------------------------------------------------------
Utilities -- 5.6%
    20,700       BEC Energy                                             852,581
    60,040       Calpine Corp.*                                       1,516,010
    29,200       CILCORP, Inc.                                        1,786,675
    37,600       Connecticut Energy Corp.                             1,146,800
   162,380       El Paso Electric Co.*                                1,420,825
    59,300       MDU Resources Group, Inc.                            1,560,331
    30,600       New Jersey Resources Corp.                           1,208,700
    61,400       SkyTel Communications, Inc.*                         1,358,475
    41,300       Southwest Gas Corp.                                  1,109,938
    23,800       Teligent, Inc.*+                                       684,250
    50,100       UGI Corp.                                            1,189,875
    76,700       Western Wireless Corp., Class A Shares*              1,687,400
--------------------------------------------------------------------------------
                                                                     15,521,860
--------------------------------------------------------------------------------
                 TOTAL COMMON STOCK
                 (Cost -- $242,440,660)                             265,078,517
================================================================================

     FACE
     AMOUNT                       SECURITY                               VALUE
================================================================================
U.S. TREASURY BILLS -- 0.2%

 $ 490,000       U.S. Treasury Bills, due 3/18/99++
                 (Cost -- $485,482)                                      485,664
================================================================================
REPURCHASE AGREEMENT -- 5.0%

 14,041,000      Morgan Stanley Dean Witter & Co., 4.650% dated
                 12/31/98 due 1/4/99; Proceeds at maturity -
                 $14,048,255; (Fully collateralized by U.S. Treasury
                 Notes, 6.000% to 6.500% due 7/15/99 to 8/15/27;
                 Market value -- $14,387,318)(Cost -- $14,041,000)   14,041,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $256,967,142**)                           $279,605,181
================================================================================

*     Non-income producing security.
+     A portion of the security is on loan (See Note 7).
++    Security is segregated by the custodian for futures contracts commitments.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1998
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $256,967,142)                                   $ 279,605,181
     Collateral for securities loaned (Note 7)                                         31,972,478
     Receivable for securities sold                                                     3,630,777
     Receivable for Fund shares sold                                                    3,188,895
     Dividends and interest receivable                                                    299,562
     Receivable from broker                                                               298,448
-------------------------------------------------------------------------------------------------
     Total Assets                                                                     318,995,341
-------------------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities loaned (Note 7)                                            31,972,478
     Payable for Fund shares redeemed                                                   3,264,907
     Payable for securities purchased                                                   2,134,088
     Dividends payable                                                                    450,899
     Investment advisory fee payable                                                      130,221
     Administration fee payable                                                            20,658
     Payable to bank                                                                       11,712
     Distribution fee payable                                                               8,716
     Accrued expenses                                                                      89,637
-------------------------------------------------------------------------------------------------
     Total Liabilities                                                                 38,083,316
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 280,912,025
=================================================================================================
NET ASSETS:
     Par value of capital shares                                                    $      21,105
     Capital paid in excess of par value                                              270,446,285
     Overdistributed net investment income                                                 (2,083)
     Accumulated net realized loss on security transactions and futures contracts     (13,047,321)
     Net unrealized appreciation of investments and futures contracts                  23,494,039
-------------------------------------------------------------------------------------------------
Total Net Assets                                                                    $ 280,912,025
=================================================================================================
Shares Outstanding:
     Class A                                                                            3,202,507
     --------------------------------------------------------------------------------------------
     Class B                                                                            1,798,487
     --------------------------------------------------------------------------------------------
     Class L                                                                              542,625
     --------------------------------------------------------------------------------------------
     Class Y                                                                           15,561,140
     --------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                                 $       13.35
     --------------------------------------------------------------------------------------------
     Class B*                                                                       $       13.09
     --------------------------------------------------------------------------------------------
     Class L**                                                                      $       13.09
     --------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                                 $       13.34
     --------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)              $       14.05
     --------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)              $       13.22
=================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       11

--------------------------------------------------------------------------------
Statement of Operations                    For the Years Ended December 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                     $  2,252,287
     Interest                                                           555,490
--------------------------------------------------------------------------------
     Total Investment Income                                          2,807,777
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                1,321,762
     Distribution fees (Note 2)                                         348,939
     Administration fees (Note 2)                                       203,348
     Registration fees                                                  199,888
     Shareholder and system servicing fees                               90,463
     Shareholder communications                                          77,354
     Audit and legal                                                     70,725
     Custody                                                             43,233
     Directors' fees                                                      2,437
     Other                                                                5,834
--------------------------------------------------------------------------------
     Total Expenses                                                   2,363,983
--------------------------------------------------------------------------------
Net Investment Income                                                   443,794
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
     Realized Loss From :
        Security transactions (excluding short-term securities):    (11,726,003)
        Futures contracts                                            (1,257,871)
--------------------------------------------------------------------------------
     Net Realized Loss                                              (12,983,874)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments
     and Futures Contracts:
        Beginning of year                                             9,586,611
        End of year                                                  23,494,039
--------------------------------------------------------------------------------
Increase in Net Unrealized Appreciation                              13,907,428
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                           923,554
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  1,367,348
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                               1998             1997
=====================================================================================================
OPERATIONS:
     Net investment income                                             $     443,794    $     172,932
     Net realized gain (loss)                                            (12,983,874)       9,590,820
     Increase in net unrealized appreciation                              13,907,428        5,188,816
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                1,367,348       14,952,568
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                  (441,036)        (474,795)
     Net realized gains                                                   (2,410,101)      (7,596,619)
-----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders            (2,851,137)      (8,071,414)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                    181,707,409      127,943,629
     Net asset value of shares issued for reinvestment of dividends          557,713        2,945,999
     Cost of shares reacquired                                           (66,067,232)     (24,484,001)+
-----------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                 116,197,890      106,405,627
-----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                   114,714,101      113,286,781

NET ASSETS:
     Beginning of year                                                   166,197,924       52,911,143
-----------------------------------------------------------------------------------------------------
     End of year*                                                      $ 280,912,025    $ 166,197,924
=====================================================================================================
  * Includes overdistributed net investment income of:                 $      (2,083)   $    (302,965)
=====================================================================================================

+ Amount reported is net of $452,851 in redemption fees charged through December 31, 1997.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       13

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Small Cap Blend Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended. On June 23, 1997, the Fund became a diversified, open-end management investment company. Prior to that date the Fund was a non-diversified, closed-end management investment company and its shares were traded on the American Stock Exchange.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Travelers Investment Management Company ("TIMCO"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. Prior to June 23, 1997, the investment management fee paid was 0.75%. This fee is calculated daily and paid monthly.

Mutual Management Corp. ("MMC"), another subsidiary of SSBH, acts as the Fund's administrator. As compensation for its services, the Fund pays MMC a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. Prior to June 23, 1997, the Fund paid an administration fee of 0.25%. This fee is calculated daily and paid monthly.

For the year ended December 31, 1998, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was paid brokerage commissions of $51,249.

On October 8, 1998, CFBDS, Inc., became the Fund's distributor. Prior to that date, SSB, was the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

On June 12, 1998, the Fund's Class C shares were renamed as Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a


--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.

There is also a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1998, SSB received sales charges of approximately $171,000 and $19,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                         Class A           Class B       Class L
================================================================================
CDSCs                                   $ 4,000            $43,000           --
================================================================================

In addition, shareholders who held shares at the time of conversion to open-end status on June 23, 1997, were subject to a 2.00% redemption fee until the end of 1997. For the year ended December 31, 1997, redemption fees paid to the Fund were $452,851 for Class A shares.

Pursuant to a Distribution Plan, which became effective on June 23, 1997, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class.

For the year ended December 31, 1998, total Distribution Plan fees were as follows:

                                    Class A             Class B          Class L
================================================================================
Distribution Plan Fees              $107,818            $193,723         $47,398
================================================================================

All officers and one director of the Fund are employees of SSB.

3. Investments

For the year ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $357,221,894
--------------------------------------------------------------------------------
Sales                                                               253,398,519
================================================================================

At December 31, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 34,843,505
Gross unrealized depreciation                                       (12,205,466)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 22,638,039
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio.

The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1998, the Fund had the following open futures contracts:

                        # of                     Basis       Market   Unrealized
Purchased Contracts   Contracts   Expiration     Value       Value      Gain
================================================================================
Mid Cap 400              70         3/99     $12,855,250  $13,711,250  $856,000
================================================================================

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1998, the Fund had no open purchased call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1998, the Fund loaned common stocks having a value of $31,351,424 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Repurchase Agreements:
  J.P. Morgan, 5.000% due 1/4/99                                     $ 2,115,517

Time Deposits:
  Bank Brussels Lambert, 5.500% due 1/4/99                            18,382,832
  Rabobank Netherland, 7.750% due 1/4/99                               3,094,720
  Skandinaviska Enskilda Banken, 8.000% due 1/4/99                     2,912,132
  Societe Generale, 5.125% due 1/4/99                                  4,765,437
  Suntrust Bank, 4.000% due 1/4/99                                       701,840
--------------------------------------------------------------------------------
Total                                                                $31,972,478
================================================================================
For the year ended December 31, 1998, interest income earned by the Portfolio from securities lending was $81,294.


--------------------------------------------------------------------------------
16                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Capital Shares

At December 31, 1998, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.

At December 31, 1998, total paid-in capital amounted to the following for each class:

                           Class A        Class B        Class L       Class Y
================================================================================
Total Paid-in Capital    $34,143,303    $25,075,354    $7,218,177   $204,030,556
================================================================================

Transactions in shares of each class were as follows:

                                                             Year Ended                                     Year Ended
                                                          December 31, 1998                             December 31, 1997+
                                                  -------------------------------                -------------------------------
                                                   Shares                Amount                  Shares                 Amount
====================================================================================================================================
Class A
Shares sold                                       4,335,738             $ 55,812,933               674,438           $ 9,600,636
Shares issued on reinvestment                        18,612                  260,568               158,633             2,101,518
Shares redeemed                                  (4,518,280)             (57,908,518)           (1,767,584)           (23,585,099)++
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                       (163,930)           $  (1,835,017)             (934,513)          $(11,882,945)
====================================================================================================================================
Class B
Shares sold                                       1,356,775             $ 18,169,322               908,111           $ 12,937,997
Shares issued on reinvestment                        17,912                  246,833                57,663                755,966
Shares redeemed                                    (514,811)              (6,660,668)              (27,163)              (374,336)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        859,876             $ 11,755,487               938,611           $ 13,319,627
====================================================================================================================================
Class L*
Shares sold                                         439,129              $ 5,656,882               241,885            $ 3,361,719
Shares issued on reinvestment                         3,651                   50,312                 6,752                 88,515
Shares redeemed                                    (120,337)              (1,498,046)              (28,455)              (441,253)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        322,443              $ 4,209,148               220,182            $ 3,008,981
====================================================================================================================================
Class Y
Shares sold                                       7,895,273             $102,068,272             7,672,217           $102,043,277
Shares issued on reinvestment                            --                       --                    --                     --
Shares redeemed                                          --                       --                (6,350)               (83,313)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                      7,895,273             $102,068,272             7,665,867           $101,959,964
====================================================================================================================================

+ For Class A, transactions are for the period from June 23, 1997 (date of conversion to an open-end fund) to December 31, 1997. For Class B, L and Y, transactions are for the period from inception to December 31, 1997. Inception dates for Class B, L and Y are June 25, 1997, June 24, 1997 and October 17, 1997, respectively.
++ Amount reported is net of $452,851 in redemption fees charged through December 31, 1997.
*     On June 12, 1998, Class C shares were renamed Class L shares.


9. Capital Loss Carryforward

At December 31, 1998 the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $11,580,000, available to offset future capital gains through December 31, 2006. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)                                1998(2)       1997          1996         1995          1994
=============================================================================================================
Net Asset Value, Beginning of Year          $   13.68     $   12.30     $   12.15     $  11.78     $   12.50
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.00*         0.04          0.05         0.11          0.05
  Net realized and unrealized gain (loss)       (0.17)+        3.23          2.14         2.31         (0.63)
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (0.17)         3.27          2.19         2.42         (0.58)
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            --         (0.04)        (0.04)       (0.11)        (0.05)
  Net realized gains                            (0.16)        (1.98)        (2.00)       (1.94)        (0.09)
-------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.16)        (2.02)        (2.04)       (2.05)        (0.14)
-------------------------------------------------------------------------------------------------------------
Redemption Fee(3)                                  --          0.13            --           --            --
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $   13.35     $   13.68     $   12.30     $  12.15     $   11.78
-------------------------------------------------------------------------------------------------------------
Total Return                                    (1.31)%       28.25%        20.56%       18.90%        (4.36)%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $  42,747     $  46,036     $  52,911     $ 52,546     $  51,641
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.33%         1.21%         1.21%        1.22%         1.22%
  Net investment income                          0.03          0.24          0.43         0.84          0.43
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           129%          140%          151%         177%           45%
=============================================================================================================

(1) The Fund operated as a closed-end investment company until June 23, 1997. As of that date all existing shares were converted to Class A shares. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements. The total returns noted for each year may have been different if the Fund had been an open-end fund from inception. The Fund's total returns while it was a closed-end fund are based on net asset value.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the year.
(3) Amount relates to a redemption fee which was in effect through December 31, 1997.
*     Amount represents less than $0.01 per share.
+ The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.


--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

                                             Class B Shares              Class L Shares(1)              Class Y Shares
                                             --------------              --------------                 --------------
                                          1998(2)       1997(3)       1998(2)         1997(4)         1998(2)           1997(5)
=================================================================================================================================
Net Asset Value,
  Beginning of Year                   $  13.52      $  13.34      $  13.51     $     13.24     $     13.63       $     13.87
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)           (0.09)        (0.01)        (0.10)          (0.01)           0.06              0.01
  Net realized and
    unrealized gain (loss)               (0.18)*        2.18         (0.16)*          2.27           (0.16)*           (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (0.27)         2.17         (0.26)           2.26           (0.10)            (0.20)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --         (0.01)           --           (0.01)          (0.03)            (0.04)
  Net realized gains                     (0.16)        (1.98)        (0.16)          (1.98)          (0.16)               --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.16)        (1.99)        (0.16)          (1.99)          (0.19)            (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $  13.09      $  13.52      $  13.09     $     13.51     $     13.34       $     13.63
---------------------------------------------------------------------------------------------------------------------------------
Total Return                             (2.07)%       16.73%++      (1.99)%         17.53%++        (0.80)%           (1.42)%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $ 23,551      $ 12,685      $  7,101     $     2,974     $   207,513       $   104,503
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                2.10%         1.99%+        2.13%           2.00%+          0.94%             1.11%+
  Net investment income (loss)           (0.72)        (0.26)+       (0.74)          (0.26)+          0.44              0.58+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    129%          140%          129%            140%            129%              140%
=================================================================================================================================

(1)   On June 12, 1998, Class C shares were renamed Class L shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the year.
(3)   For the period from June 25, 1997 (inception date) to December 31, 1997.
(4)   For the period from June 24, 1997 (inception date) to December 31, 1997.
(5)   For the period from October 17, 1997 (inception date) to December 31,
      1997.
* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1998:

      o     A corporate dividends received deduction of 100.00%.

      o     Total long-term capital gain distributions paid of $2,410,101

A total of 0.11% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       19

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

Independent Auditors' Report To the Shareholders and Board of Directors of Smith Barney Small Cap Blend Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Blend Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Blend Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                               /s/ KPMG LLP

New York, New York
February 8, 1999


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

--------------------------------------------------------------------------------
 Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On March 9, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1.    To elect Directors of the Fund; and

2. To approve or disapprove the reclassification, modification or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                         Shares Voted        Percentage            Shares Voted           Percentage
Name of Directors             For           Shares Voted             Against             Shares Voted
=====================================================================================================
Donald R. Foley          8,077,691.911         97.588%             199,657.158              2.412%
Paul Hardin              8,101,363.688         97.874              175,985.401              2.126
Heath B. McLendon        8,106,017.405         97.930              171,331.664              2.070
Roderick C. Rasmussen    8,082,931.671         97.651              194,417.398              2.349
Bruce D. Sargent         8,107,263.505         97.945              170,085.564              2.055
John P. Toolan           8,088,314.370         97.716              189,034.699              2.284
=====================================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
   M    Diversification                                        Approved
--------------------------------------------------------------------------------
   M    Senior Securities                                      Approved
--------------------------------------------------------------------------------
   M    Industry Concentration                                 Approved
--------------------------------------------------------------------------------
   M    Borrowing                                              Approved
--------------------------------------------------------------------------------
   E    Ability to Pledge Assets                               Approved
--------------------------------------------------------------------------------
   M    Lending                                                Approved
--------------------------------------------------------------------------------
   M    Underwriting of Securities                             Approved
--------------------------------------------------------------------------------
   R    Margin and Short-Sales                                 Approved
--------------------------------------------------------------------------------
   M    Real Estate                                            Approved
--------------------------------------------------------------------------------
   R    Exercising Control or Management                       Approved
================================================================================

The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

      Shares       Percentage     Shares    Percentage                Percentage
       Voted        of Shares      Voted     of Shares     Shares     of Shares
        For           Voted       Against      Voted     Abstaining   Abstained
================================================================================
   7,463,739.932     92.634%    130,011.569   1.613%     463,499.568    5.730%
================================================================================


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       21

Smith Barney
Small Cap Blend
Fund, Inc.

Directors

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

Travelers Investment Management Company

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Shareholder Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney Small Cap Blend Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

       SOLOMON SMITH BARNEY
---------------------------
A Member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Small Cap Blend Fund, Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD01319 2/99